UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

Current Report

Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 19, 2021

General Environmental Management, Inc.

(Exact name of registrant as specified in its charter)

Nevada	033-55254-38	87-0485313
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

3773 Howard Hughes Parkway, Suite 500S

Las Vegas, NV 89169

(Address of principal executive offices) (zip code)

908-312-1014

(Registrant’s telephone number, including area code)

1427 S. Robertson Blvd.

Los Angeles, CA 90035

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Name of each exchange on which registered

None	None

Item 5.03 Amendments to Articles of Incorporation or Bylaws

General Environmental Management, Inc. approved unanimously in a special meeting of the Board of Directors the change of domicile from the State of Nevada to Delaware.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit 3.1     Amendment to Certificate of Incorporation

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

General Environmental Management, Inc.

Date: January 25, 2021	By:	/s/ Jason Tucker
Chief Executive Officer

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